                                                                    Exhibit 31.1

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

      I, Jack A. Hockema, certify that:

      1. I have reviewed this report on Form 10-Q of Kaiser Aluminum & Chemical
Corporation;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) [text omitted in accordance with SEC transition instructions set forth in SEC Release No. 34-47986] for the registrant and we have:

           a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

           b)   [paragraph omitted in accordance with SEC transition
                instructions set forth in SEC Release No. 34-47986]

           c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

           d)   disclosed in this report any changes in the registrant's
                internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
                reporting.

      5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

           a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

           b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:   August 13, 2003              /s/ Jack A. Hockema
                                    Jack A. Hockema
                                    Chief Executive Officer

A signed original of this written statement required by Section 302 has been provided to Kaiser Aluminum & Chemical Corporation and will be retained by
Kaiser Aluminum & Chemical Corporation and furnished to the Securities and
Exchange Commission or its staff upon request.